UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BROOKFIELD PROPERTY REIT INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Notice of Meeting and Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 19, 2019. BROOKFIELD PROPERTY REIT INC. XXXX XXXX XXXX XXXX (located on the following page). BROOKFIELD PROPERTY REIT INC. 250 VESEY STREET, 15TH FLOOR NEW YORK, NEW YORK 10281 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E78147-P23932 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: April 22, 2019 Date: June 19, 2019 Time: 11:00 AM, ET Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BPR2019. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/BPR2019 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E78148-P23932 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/BPR2019 . Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 5, 2019 to facilitate timely delivery.

## Voting Items

**The Board of Directors recommends you vote FOR all director nominees listed in proposal 1.**

1. Election of Directors

   **Nominees:**

   1a. Caroline M. Atkinson

   1b. Jeffrey M. Blidner

   1c. Soon Young Chang

   1d. Richard B. Clark

   1e. Omar Carneiro da Cunha

   1f. Scott R. Cutler

   1g. Stephen DeNardo

   1h. Louis J. Maroun

   1i. Lars Rodert

**The Board of Directors recommends you vote FOR proposals 2 through 8.**

2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2019.

3. To amend and restate our Charter to authorize a new class of capital stock known as Class B-2 Stock, par value $0.01 per share.

4. To amend and restate our Charter to reduce the rate of dividends payable on (i) the shares of the Company's Class B-1 Stock, par value $0.01 per share, from 10.0% per year of the liquidation amount per share (the "Class B Liquidation Amount") to 6.5% per year of the Class B Liquidation Amount effective as of June 26, 2019 and (ii) the shares of Company's Series B Preferred Stock, par value $0.01 per share, from 10.0% per year of the Class B Liquidation Amount to 8.65% per year of the Class B Liquidation Amount effective as of June 26, 2019.

5. To amend and restate our Charter to clarify certain conversion mechanics relating to the Company's Class A Stock, par value $0.01 per share, acquired by Brookfield Property Partners L.P. (BPY) or an affiliate of BPY.

6. To amend and restate our Charter to eliminate authorized common stock, par value $0.01 per share, and implement other ancillary amendments.

7. To approve the Brookfield Property Group Restricted BPR Class A Stock Plan.

8. To approve the Brookfield Property L.P. FV LTIP Unit Plan.

Authority is hereby given to each of the proxies (and their substitutes), acting individually, to vote in accordance with their best judgment on any other business (including the election of substitute nominees if one of the above nominees becomes unable to serve) as may properly come before the meeting or any adjournment or postponement thereof.

E78149-P23932

E78150-P23932